UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2011

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239 (Address of principal executive offices including zip code)

(775) 688-6300
(Registrant’s telephone number, including area code)
Not Applicable (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Fixed Rate Secured Notes Series UIC-19A and UIC-24A

On November 8, 2011, the Company and the Trustee entered the Seventeenth Supplemental Indenture to the Base Indenture (the “Fixed Rate Secured Notes Series UIC-19A and UIC-24A Seventeenth Supplemental Indenture”), and the Company, the Trustee and Amerco Real Estate Company entered a Pledge and Security Agreement (the “Fixed Rate Secured Notes Series UIC-19A and UIC-24A Security Agreement”).  In connection with the foregoing, the Company has offered up to $1,210,000 in aggregate principal amount of UIC-19A and UIC-24A Secured Notes (the “Series UIC-19A and UIC-24A Notes”) in a public offering.  Investors in the Series UIC-19A and UIC-24A Notes must first join the U-Haul Investors Club. The Company intends to use the proceeds for general corporate purposes.

The Series UIC-19A and UIC-24A Notes bear interest at a rate of 6.75% per year and are fully amortizing over the term.  Principal and interest on the Notes will be credited to each holder’s U-Haul Investors Club account on a quarterly basis in arrears throughout the term. The Fixed Rate Secured Notes Series UIC-19A and UIC-24A Seventeenth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-19A and UIC-24A Security Agreement contain covenants requiring the maintenance of a first-priority lien on the Collateral and a prohibition of additional liens on the Collateral.  The Notes are not guaranteed by any subsidiary of the Company, and therefore are effectively subordinated to all of the existing and future claims of creditors of each of the Company’s subsidiaries.

The Series UIC-19A and UIC-24A Notes were offered and will be sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-169832) under the Securities Act of 1933, as amended.  The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated November 8, 2011, together with the accompanying prospectus, dated October 7, 2010, relating to the offering and sale of the Series UIC-19A and UIC-24A Notes.

For a complete description of the terms and conditions of the Fixed Rate Secured Notes Series UIC-19A and UIC-24A Seventeenth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-19A and UIC-24A Security Agreement, please refer to the Fixed Rate Secured Notes Series UIC-19A and UIC-24A Seventeenth Supplemental Indenture and the Fixed Rate Secured Notes Series UIC-19A and UIC-24A Security Agreement each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 4.1.

A copy of the opinion and consent of Jennifer M. Settles, Secretary of the Company, as to the validity of the Series UIC-19A and UIC-24A Notes is incorporated by reference into the Registration Statement on Form S-3 (File No. 333-169832) and filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Series UIC-19A and UIC-24A Seventeenth Supplemental Indenture and Pledge and Security Agreement dated November 8, 2011, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO
(Registrant)

/s/ Jason A. Berg
Jason A. Berg
Principal Financial Officer and
Chief Accounting Officer

Date January 18, 2012

EXHIBIT INDEX

Exhibit No.	Description
4.1	Series UIC-19A and UIC-24A Seventeenth Supplemental Indenture and Pledge and Security Agreement dated November 8, 2011, by and between AMERCO and U.S. Bank National Association, as trustee.
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).